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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-67701


                        SUPPLEMENT TO THE PROSPECTUS OF
                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
                            DATED DECEMBER 20, 1999


     The section entitled "Prospectus Summary-Advisory Fee" and the fourth paragraph of the section entitled "Investment Advisory Agreement" in the above Prospectus are revised to reflect that, effective May 1, 2000, the Trustees of the Trust have amended the Trust's Investment Advisory Agreement to reduce the compensation received by the Investment Advisor under the Agreement for assets exceeding $3 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Trust's net assets determined as of the close of each business day: 0.90% of the portion of daily net assets not exceeding $500 million; 0.85% of the next $1 billion; 0.825% of the next $1 billion; 0.80% of the next $500 million; and 0.775% of the portion of daily net assets exceeding $3 billion.



May 1, 2000